IASG Distributor Agreement

This agreement made this Second day of April 2008 Medina Marine, Inc. ("company," "MMI") a wholly owned subsidiary of Medina International Holdings, Inc. (a Colorado Corporation), located at 255 S. Leland Norton Way., San Bernardino, CA 92408 and. ("International Aviation Services Group Distributor") located at Houston, Texas.


I. Duties, Scope of Agreement and Relationship of the parties.

     1. MMI appoints International Aviation Services Group (Houston, Texas based company) as:

                  a. Exclusive Distributor of the company's boats/products ("Products") solely for the country of Colombia, excluding the other countries and territories in South America, in accordance with the terms of this agreement.

     2. Distributor agrees to consult with the Company during the term of this agreement. All parties understand that Distributor has many other business interest and will devote as much time as in its discretion as necessary to perform its duties under this agreement. In addition, company understands that distributor's efforts on behalf of its other interests are the sole and separate property of distributor. MIH hereby agrees to enter into agreement with International Aviation Services Group to sell boats/watercrafts produced by the company on the terms of this agreement.

     3. The services rendered by the distributor to the company pursuant to this agreement shall be as an independent contractor, and this agreement does not make the distributor the employee or legal representative of the company for any purpose whatsoever, including without limitation, participation in any benefits or privileges given or extended by the Company to its employees. No right or authority is granted to distributor to assume or to create any obligation or responsibility, express or implied, on behalf of the Company, except as may be set forth herein. The company shall not withhold, for the distributor, any federal or state taxes, if applicable, from the amounts to be paid to distributor here under and the distributor agrees that he will pay all taxes, if applicable, due on such amounts.


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II. Sales

     1. Medina Marine, Inc. will sell its standard products (12', 15', and 21' watercrafts), described in Exhibit A, to International Aviation Services Group for any sale orders received either by the distributor or from any other sources from the country of Colombia S.A.

               a. Medina Marine, Inc. will sell its non-standard custom-made Products to International Aviation Services Group in accordance with this agreement.

     2.   The distributor will inform the company of any sale orders in writing.

               a. The distributor will inform the company of any requests or other issues concerning the sales of the company products in writing.

               b. The distributor will inform the company of any progress of the sales, payment, or any other type of transactions relating to the sale of the company products from initiation to delivery in writing.

     3. Medina Marine, Inc. will sell its Products to the Distributor in Colombia S.A. in accordance with the pricing Schedule in Exhibit B.

               a. The terms of the sale price of the company's Products are as follows:

                    i. The pricing schedule in Exhibit B is the price based on standard Product of the Company.

                    ii. The pricing schedule in Exhibit B is valid for the year 2008.

                    iii. From January 1st, 2009, the price schedule in Exhibit B will incur an additional three percent compounded (3%) per calendar year.

                    iv. This pricing schedule in Exhibit B does not include freight (shipping) costs, training costs, port charges, custom duties and/or any unforeseen cost incurred per watercraft.

                    v. The cost of any accessories, not included in the standard Product in Exhibit A, desired by the customer will be accumulated on top of the pricing schedule in Exhibit B.

               b. Changes in the price schedule due to uncertainties.

                    i. If the price changes during the course of a given year due to economic and/or other factors, the company will notify International Aviation Services Group in writing thirty (30) days in advance of the price increase in the price schedule in Exhibit B.

                    ii. The purchase order placed with the company by the Distributor before the date of the written notification of the price increase in the price schedule in Exhibit B, the price increase will only affect the Distributor for any future orders and does not have any affect with the order price prior to the written notification.


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               c. Orders placed by the  Distributor  with the company to produce non-standard custom-made Products will not depend in any way, shape or form with the price schedule in Exhibit B.

                    i. The price for any non-standard custom-made purchase orders will be treated on a case-by-case basis.

                    ii. The price for any non-standard custom-made Product will be agreed in writing between the company and International Aviation Services Group.

                    iii. The payment for any non-standard custom-made Product, the price agreed between the company and International Aviation Services Group, will be paid to the company according to the payment terms of this agreement. (See
                    Section III - "Payment")

               Following to be inserted in Exhibit B - Exhibit B to contain Product prices for standard Products.

               Exhibit B: The Parties shall come to agreement on any escalation, if any, provided that a request for escalation is supported by documentation evidencing the requirement for a cost increase. Notwithstanding this, Product prices shall not escalate beyond 3% per annum under normal economic conditions.

     4. The manufacturing of the boat will not commence until the initial payment of the boat is disbursed to the company. (See Section III "Payment")

     5.   Firm intent of a sale order refers to the following:

               a. A written document from the distributor to the company for an order of any of the company's products.

     6. If the distributor places an order for the company's products which will be sold to countries other than Colombia S.A., the company will treat that purchase order on a case by case basis:

               a. Company does not guarantee the acceptance of the order due to economic or political conditions and/or existing dealers in the area.

               b. If the order is accepted by the company, the terms of this agreement will apply to that purchased order placed by the distributor.



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III. Payment

     1. International Aviation Services Group (distributor) will disburse the payment for the boat(s) according to the following schedule:

               a. 30% of the agreed (between the distributor and company) sale price will be paid to the company at the time of the boat order.

               b. 20% of the agreed sale price will be paid to the company at the completion of the hull and deck.

               c. 20% of the agreed sale price will be paid to the company at the completion of the assembly of the boat.

               d. The remaining 30% of the agreed sale price will be paid to the company before the shipment of the boat to the desired location.

     2.   The payment will be transacted by wire transfer only.

     3. The manufacturing of the boat will not commence until the initial payment of 30% of the agreed sale price is disbursed to the company.

     4. The company will not ship the boat until the final payment of 30% of the agreed sale price is disbursed to the company.

     5. International Aviation Services Group and Medina Marine, Inc. shall agree to a production and delivery schedule prior to any specific sales orders and any liquidated damages demanded by customer for delays shall be borne by the company.

IV. Terms

     1. The distributor can only inform or propose on sales matters to management of the company. Company management's decision cannot be questioned.

     2.   This  agreement  will be  effective  five years after the date of this
          signed  agreement  between  Medina  Marine,   Inc.  and  International
          Aviation Services Group upon;

               a. In order to maintain "exclusivity," the distributor will place purchase orders of any two (2) standard products in one year from the date of this agreement and sequential years thereafter.

               b. Sale of multiple units by distributor during the 5 year term of this agreement totaling 10 units or more releases the distributor of the above requirement.


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                    i. If the distributor  fails to maintain the  "exclusivity,"
                    due to the conditions mentioned above, the distributor can request a reinstatement of the "exclusivity" after the distributor places purchase orders for any two (2) standard products with the company the following year.

                    ii. The company will not guarantee the distributor the exclusivity reinstatement.

               c. International Aviation Services Group will be given an option to extend their distributor license agreement for an additional five years after the expiration of this agreement.

                    i. The company will not guarantee the distributor the extension for the distributor license agreement after the expiration of this agreement.

                    ii. The distributor will have to request the extension for the distributor license three months (3) prior to the expiration date of the signed agreement.

               d. The company has the right to deny or delay any purchase orders from the distributor.

                    i. Depending on the production capabilities of the company, the Distributor will not be guaranteed acceptance of all or any purchase orders.

     4.   The  company  will  comply  with  all   necessary   export   licensing
          regulations regarding sales and export.

     5. If the company decides to expand its list of standard Products, in addition to the list in Exhibit B, in the future, the company will inform the distributor in writing the standard equipments and price(s) relating to the new standard Product(s) of the company.

               a. The price of the new product introduced to the distributor by the company will take effect five (5) days after informing the distributor in writing.

               b. Any purchase order placed before the company's introduction to the distributor on the new product will be treated as a non-standard custom-made Product. (See Section (II)(3)(c))

     7. The distributor is welcome to visit, verify and/or confirm the company's production at the company's facility at distributor's expenses.



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V. Communication with the customer

     1. The distributor will establish relations with the customer and will deal directly with them with respect to sales.

     2. Medina Marine, Inc. will have no direct interference with the customer with respect to sales and marketing in Colombia S.A..

     3. The distributor will be responsible to arrange all necessary plans for the customer to visit the company's facility at the distributor's or the customer's expense.

VI. Marketing

     1.   Expenditures

               a. Expenditures for advertisement in the distributor's local newspaper, magazines, and other publications will be borne at the distributor's expense.

               b. The expenditures for the distributor's website will be borne at the distributor's expense.

               c.   Any   travel   expenditures,   such  as   airline   tickets,
               accommodation,   gasoline,   and  meals  will  be  borne  at  the
               distributor's expense unless agreed upon by both partys.

               d. Any boat shows that the distributor intends to attend or does attend, on behalf of the company's products, will be borne at the distributor's expense.

     2. The company will provide assistance to the distributor with regards to marketing tools (such as brochures, animations, etc.) in order to assist the distributor with sales.

     3. The company will link its website to the distributor's website and vice versa if agreed in writing by both parties.

     4.   The company will not provide the distributor with a demonstration boat

               a. If the distributor requires a boat to demonstrate, the distributor will have to purchase a boat from the company with the same terms and conditions mentioned above. (see "Sales" and "Terms")


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VII. Termination

     1. This agreement shall continue in effect until terminated by the parties:

               a. Either party may terminate at any time if the other party shall fail to fulfill any material obligation under this agreement and shall not have cured the breach within 20 days after having received notice there of;

               b. Either party can give one month notice to terminate this contract in writing;

               c. If the distributor does not fulfill the performance criteria mentioned in the "terms" section of this agreement, the agreement will terminate immediately.

     2. Termination or expiration of this agreement shall not extinguish any rights of compensation that shall accrue prior to the termination.

     3.   Misbehavior  with  the  customer   (including   government   official,
          organization employees) and/or company official will terminate this agreement immediately.

VIII. Confidential Information

     1. Confidential Information shall be treated in accordance with the Non-Disclosure Agreement signed between the parties dated April 2, 2008 in Exhibit C.

IX Miscellaneous

     1. Expense on Mailing of letters is negligible and will not be considered for reimbursement.

     2. Modification: This Agreement may be modified or amended only in writing signed by both the Company and the Distributor.

     3. Governing law: The laws of California will govern the validity, construction, and performance of this Agreement. Any legal proceeding related to this Agreement will be brought in an appropriate California court, and both the Company and Distributor hereby consent to the exclusive jurisdiction of that court for this purpose.


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     4.   Construction: Wherever possible, each provision of this Agreement will be interpreted so that it is valid under the applicable law. If any provision of this Agreement is to any extent invalid under the applicable law; that provision will still be effective to the extent it remains valid. The remainder of this Agreement also will continue to be valid, and the entire Agreement will continue to be valid in other jurisdictions.

     5. Waivers: No failure or delay by either the company or Distributor in exercising any right or remedy under this Agreement will waive any provision of the Agreement, nor will any single or partial exercise by either the company or Distributor of any right or remedy under this Agreement preclude either of them from otherwise or further exercising these rights or remedies, or any other rights or remedies granted by any law or any related document.

     6. Captions: The headings in this Agreement are for convenience only and do not affect this Agreement's interpretation.

     7.   Entire   Agreement:   This  Agreement   supersedes  all  previous  and
          contemporaneous oral negotiations, commitments, writings, and understandings between the parties concerning the matters in this Agreement.

     6. Notices: All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given if delivered personally, by facsimile transmission or scanned documents by email, by international commercial courier or mailed (first class postage prepaid) to the other Party at the following addresses or facsimile numbers: In the case of Medina Marine, Inc., please send to:

                Daniel Medina
                President
                Medina Marine, Inc.
                255 S. Leland Norton Way,
                San Bernardino, CA 92408

                In the case of International Aviation Services Group, please send to:

                Jorge A. Barrera
                CEO/President
                International Aviation Services Group (IASG) (Mailing Address) P.O. Box 60748
                Houston, Texas 77205


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                     International Aviation Services Group  (IASG)
                     18500 Lee Road Suite J
                     Houston, Texas  77388




                Nothing else is implied or expressed.



-------------------       ----------     ---------------------       -------
 Jorge A. Barrera              Date      Daniel Medina / President     Date
 CEO/President                           Medina Marine, Inc.
 International Aviation Services Group   (a wholly owned subsidiary of
                                         Medina International Holdings, Inc.)




                     -------------------       --------
                     Madhava Rao Mankal /        Date
                     Chief Financial Officer
                     Medina Marine, Inc.
                     (a wholly owned subsidiary of
                     Medina International Holdings, Inc.)